--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                March 13, 1998

Dear Shareholder:

   We are pleased to present our Quarterly Report to shareholders for the quarter ended January 31, 1998. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

   Commonwealth bond markets recorded positive returns over the quarter, but lagged behind the US market. The stronger US dollar detracted from performance in US dollar terms.

   These markets benefited from the more positive US bond market and concerns about the impact of uncertainty in Asia. The United Kingdom bond market performed strongly, despite higher short-term interest rates. Canadian bonds were stronger, despite higher short-term interest rates and a pick up in economic growth. Australian bonds also provided positive local currency returns, even with stronger economic growth, current account deficit concerns and a weaker Australian dollar. The New Zealand market lagged the other Commonwealth markets with only modest local currency returns, reflecting higher short-term interest rates and a weaker New Zealand dollar.

   The Commonwealth currencies fell against the US dollar over the quarter. The Pound was the strongest of the currencies, depreciating by 1.9% against the US dollar, while the New Zealand dollar was the weakest of the currencies, falling 6.7%.

INVESTMENT PERFORMANCE

   The Fund's total return based on its Net Asset Value ('NAV') decreased by 1.9% for the quarter and increased by 4.9% for the year to January 31, 1998. The Fund's total return based on share price was 1.5% for the quarter and 13.0% for the year. The NAV and share price performance both assume reinvestment of distributions.

   The Fund continues to maintain a high quality portfolio, with over 93% of assets invested in securities where either the issue or the issuer are rated at least 'AA' by Standard & Poor's Corporation or 'Aa' by Moody's Investors Service or, if unrated, are judged to be of equivalent quality by the Investment Manager.

DISTRIBUTIONS

   Distributions to common shareholders for the year through January 31, 1998 totalled US 99 cents per share. Based on the share price of US$12.38 at January 31, 1998, the cash distribution rate over the last 12 months was 8%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

   On March 12, 1998, the Board of Directors announced a cut in the Fund's monthly distributions by US 0.5 cents per share per month to US 7.75 cents per share, with effect from the distribution payable on April 9, 1998. For many years, the Fund has maintained its distributions well above its running yield by distributing a combination of income and capital gains. While the capital gains component of the portfolio still remains large, bond yields have continued to fall, making it difficult for the Fund to continue to maintain its distribution rate. However, even with the cut, shareholders will continue to receive a high distribution rate relative to bond yields. At the date of this report, with the share price at US$12.31 and monthly distribution at US 7.75 cents per share, the annualized distribution rate to shareholders would be 7.6% per annum. The Board intends to maintain future distributions at as high a level as is practicable in the then current economic climate.

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ('the Plan'), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a Participant in the Plan, you will also have the convenience of:

   AUTOMATIC REINVESTMENT -- The Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   LOWER COSTS -- Shares purchased on your behalf under the Plan will be at reduced brokerage rates;

   CONVENIENCE -- The Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

   If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

   For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone investor relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,


/s/ Brian M. Sherman                                    /s/ Laurence S. Freedman

Brian M. Sherman                                        Laurence S. Freedman
Chairman                                                President

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

   During the 12 months to January 31, 1998, the Fund paid a total of US 99 cents per share in distributions, consisting of 12 monthly payments of US 8.25 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. The Board revised the current monthly distribution of US 8.25 cents per share in March down to US 7.75 cents per share with effect from the distribution payable on April 9, 1998. The next distribution review is scheduled for the meeting of the Board to be held in June 1998.

   Based upon the January 31, 1998 share price of US$12.38 and total distributions of US 99 cents per share paid over the past 12 months, the shares provided a cash distribution rate of 8%. At the date of this report, with the share price at US$12.31 and monthly distributions at US 7.75 cents per share, the annualized cash distribution rate to shareholders would be 7.6% per annum. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

   The Fund's Net Asset Value per share at January 31, 1998 was US$13.41. The Fund's total return based on NAV decreased by 1.9% over the quarter and increased by 4.9% over the year to January 31, 1998. Since inception, the Fund has returned 8.7% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV per share was US$13.69.

SHARE PRICE PERFORMANCE

   As of January 31, 1998, the Fund's share price as quoted on the New York Stock Exchange was US$12.38, which represented a discount of 7.7% to the NAV of US$13.41. The total investment return, based on the Fund's share price, assuming reinvestment of distributions, was 1.5% over the quarter and 13.0% over the year to January 31, 1998. Since inception, the share price return was 5.8% per annum. At the date of this report, the share price was US$12.31, representing a discount of 10.06% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

   The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. The average interest rate of auction results over the quarter was 5.61% compared with 5.62% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

   The following table and chart show the geographical composition of the portfolio, expressed as a percentage of the portfolio's total investments. The figures are based on the currencies in which the portfolio is invested.
   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION

                       COMMENCEMENT OF OPERATIONS*      JANUARY 31, 1997      OCTOBER 31, 1997      JANUARY 31, 1998

 Australia                        44.7%                 29.5%                      25.7%                 24.9%
 Canada                           17.9%                 30.8%                      29.8%                 29.8%
 New Zealand                       --                    9.9%                      10.0%                  9.3%
 United Kingdom                   36.4%                 29.5%                      33.7%                 35.6%
 United States**                   1.0%                  0.3%                       0.8%                  0.4%
 TOTAL FUND                      100.0%                100.0%                     100.0%                100.0%

 *February 28, 1992.
**It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.


                       THE FIRST COMMONWEALTH FUND, INC.
                      ASSET ALLOCATION AT JANUARY 31, 1998

                                [  PIE CHART  ]


AUSTRALIA     CANADA      NEW ZEALAND     UNITED KINGDOM     UNITED STATES
24.9%          28.8%          9.3%            35.6%              0.4%

MATURITY COMPOSITION

   The following table shows the maturity composition of the portfolio. At January 31, 1998, the average maturity of the Fund's assets was 7.6 years, compared with 7.4 years at October 31, 1997 and 7.0 years at January 31, 1997.

 TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS --
                            JANUARY 31, 1998

                      LESS THAN 1 YEAR        1 - 5 YEARS         5 - 10 YEARS        OVER 10 YEARS

 Australia                    10.1%                39.3%                41.6%                9.0%
 Canada                       11.0%                33.3%                17.9%               37.8%
 New Zealand                  15.6%                39.1%                45.3%              --
 United Kingdom                9.9%                 9.5%                48.1%               32.5%
 United States               100.0%               --                   --                  --
 TOTAL FUND                   11.2%                26.7%                37.0%               25.1%

   The following table shows the sectoral exposure of the portfolio, spread between the various securities offered in the Commonwealth bond markets.
 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- JANUARY
                                    31, 1998

                     SOVEREIGN GOVT. STATE/ PROVINCE                                        CASH OR
                          BONDS           BONDS          EUROBONDS     CORPORATE BONDS    EQUIVALENT

 Australia                  11.0%            3.7%             6.0%             3.5%             0.7%
 Canada                     14.1%            4.3%             7.8%             1.7%             1.9%
 New Zealand                 5.4%          --                 2.3%             0.9%             0.7%
 United Kingdom             18.1%          --                15.0%           --                 2.5%
 United States             --              --               --               --                 0.4%
 TOTAL FUND                 48.6%            8.0%            31.1%             6.1%             6.2%

QUALITY OF INVESTMENTS

   At January 31, 1998, over 93% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Corporation or 'Aa' by Moody's Investors Service or, if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed to be at least equivalent to, 'A' quality.
TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- JANUARY 31, 1998

                                      AAA/AAA              AA/AA               A/A

 Australia                              73.3%               25.8%               0.9%
 Canada                                  8.5%               85.6%               5.9%
 New Zealand                            76.5%               15.4%               8.1%
 United Kingdom                         54.7%               33.6%              11.7%
 TOTAL FUND                             47.7%               45.4%               6.9%

                       THE FIRST COMMONWEALTH FUND, INC.
                     QUALITY OF ASSETS AT JANUARY 31, 1998

                              [  PIE CHART  ]


                        A/A       AAA/Aaa     AA/Aa
                        6.9%      47.7%      45.4%

--------------------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

Economy

   The Australian economy grew strongly through 1997. Inflation remained low, with underlying (core) inflation at a 1.4% annual rate. The Manager expects that the fall-out from the Asian crisis will dampen economic growth over the next year or so and could lead to some temporary upward pressure on inflation because of higher import prices. Australia's current account deficit is also likely to rise.

Fixed Income

   The Australian bond market was stronger over the quarter, although returns generally lagged behind other major bond markets. While the US market was supportive, signs of stronger Australian economic growth and concerns about the impact of the Asian crisis on Australia created relative underperformance. Australian ten-year bond yields finished the quarter at 5.89%, down 0.07%. Ninety-day bank bill rates rose from 4.84% to 5.03%. The differential between Australian ten-year Government bond rates and US ten-year Government bond rates rose 0.26% to 0.39% over the period.

Currency

   The Australian dollar depreciated against the US dollar during the quarter. At January 31, 1998, the Australian dollar was trading at US 68 cents. The performance of the Australian dollar was affected by continuing concerns over commodity prices and a higher current account deficit, in the wake of the Asian economic crisis. On the date of this report, the Australian dollar was trading at US 67 cents.

CANADA

Economy

   The Canadian economy grew strongly during the period with inflation at low levels. The Manager expects economic growth to ease in 1998, reflecting the impact of weaker Asian demand and the increase in interest rates, and inflation to remain at the lower end of the Bank of Canada's target range of 1% to 3%.

Fixed Income

   The Canadian bond market was stronger over the quarter, despite higher short-term interest rates and a continued pick up in economic growth. The differential against ten-year US treasuries fell by 0.23% to be 0.11% below the US bond rate. The Canadian market was supported by continued low inflation, fiscal improvement and a positive US bond market.

Currency

   The Canadian dollar depreciated by 3.8% against the US dollar over the quarter. The Canadian dollar strengthened against other major currencies, including the Deutschemark and the Yen. At the end of January, the currency was trading at US 68 cents. On the date of this report, the Canadian dollar was trading at US 71 cents.

NEW ZEALAND

Economy

   The New Zealand economy grew at 2.5% in the year to September 1997. Inflation remained low. However, the Manager expects the Asian crisis to dampen economic growth through 1998, as export volumes and prices are adversely affected. The current account deficit is likely to rise further. Economic activity will be supported by tax cuts, some increase in government spending and an easing in monetary conditions. The CPI is expected to remain within the Reserve Bank of New Zealand's 0% to 3% target range.

Fixed Income

   Over the three months to January 31, 1998, New Zealand ten-year Government bond rates rose from 6.54% to 6.76%, producing small capital losses. However, total returns, including income were marginally positive. Bond market weakness was associated with a lower New Zealand dollar and an increase in the 90-day bank bill rate. At the end of January, 90-day bank bills were 8.80%.

Currency

   The New Zealand dollar depreciated by 6.7% against the US dollar over the quarter. The weakness reflected concerns about the Asian economic crisis on New Zealand exports and the current account deficit. At January 31, 1998, the currency was trading at US 58 cents. On the date of this report, the New Zealand dollar was trading at US 58 cents.

UNITED KINGDOM

Economy

   UK economic growth remains strong, the unemployment rate has fallen and underlying (core) inflation remains in line with the Bank of England's inflation target. Despite currency weakness against the US dollar, the Pound was stronger against other major currencies. The Manager expects economic growth to slow over the next year, reflecting the impact of higher official interest rates and the stronger trade-weighted currency.

Fixed Income

   The UK bond market was one of the strongest global bond markets over the quarter. Ten-year bond yields fell from 6.54% to 6.04%. Despite continued strong economic growth, the Gilt market offered attractive yields compared with other European countries.

Currency

   The pound depreciated by 1.9% against the US dollar over the quarter, but performed well against other major currencies. At January 31, 1998, the currency was trading at US$1.64. On the date of this report, the Pound was trading at $US1.66.

   The following table compares interest rates in Commonwealth countries' for various periods since the Fund commenced operations.

                               FEBRUARY 28, 1992
                                 (COMMENCEMENT
                                OF OPERATIONS)       JANUARY 31, 1997      OCTOBER 31, 1997      JANUARY 31, 1998

 AUSTRALIA:
   90-day Bank Bills                         7.49%                 5.64%                 4.84%                 5.03%
   10-yr Government Bonds                   10.14%                 7.41%                 5.96%                 5.89%
 CANADA:
   90-day Bank Bills                         7.15%                 2.86%                 3.97%                 4.49%
   10-yr Government Bonds                    8.33%                 6.56%                 5.49%                 5.39%
 NEW ZEALAND:
   90-day Bank Bills                         7.48%                 7.30%                 7.84%                 8.80%
   10-yr Government Bonds                    9.23%                 7.34%                 6.54%                 6.76%
 UNITED KINGDOM:
   90-day Bank Bills                        10.85%                 6.03%                 7.05%                 7.08%
   10-yr Government Bonds                    9.26%                 7.40%                 6.54%                 6.04%

Yield comparisons are direct and do not take into account currency exchange rates.

                                    EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

--------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998
(UNAUDITED)
--------------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
--------------------------------------------------------------

             LONG-TERM INVESTMENTS - 94.1%
             AUSTRALIA - 24.4%
             GOVERNMENT AND SEMI-GOVERNMENT
             BONDS - 14.8%
             COMMONWEALTH OF AUSTRALIA - 11.0%
             Commonwealth of Australia,
  A$   5,000  13.00%, 7/15/00.................    3,981,634
       1,000  9.75%, 3/15/02..................      781,957
       3,000  10.00%, 10/15/02................    2,402,069
       1,000  9.00%, 9/15/04..................      798,454
       4,000  10.00%, 2/15/06.................    3,429,180
       1,000  6.75%, 11/15/06.................      720,474
       1,600  10.00%, 10/15/07................    1,409,688
       1,000  8.75%, 8/15/08..................      826,414
       3,500  7.50%, 9/15/09..................    2,675,956
                                               ------------
                                                 17,025,826
                                               ------------
             NEW SOUTH WALES - 1.6%
             New South Wales Treasury
              Corporation,
       2,000  8.00%, 12/01/01.................    1,462,180
       1,500  7.00%, 4/01/04..................    1,069,197
                                               ------------
                                                  2,531,377
                                               ------------
             QUEENSLAND - 0.5%
             Queensland Treasury Corporation,
       1,000  8.00%, 9/14/07..................      767,946
                                               ------------
             SOUTH AUSTRALIA - 0.5%
             South Australia Finance
              Authority,
       1,000  12.50%, 10/15/00................      795,453
                                               ------------
             VICTORIA - 0.6%
             Treasury Corporation of
              Victoria,
       1,000  10.25%, 11/15/06................      866,495
                                               ------------
             WESTERN AUSTRALIA - 0.6%
             Western Australia Treasury
              Corporation,
       1,000  10.00%, 7/15/05.................      836,645
                                               ------------
             Total Australian government and
              semi-government bonds (cost
              US$23,856,206)..................   22,823,742
                                               ------------
             CORPORATE BONDS - 3.5%
             SERVICES - 3.5%
             Australian and Overseas
              Telecommunications Corporation,
       2,000  11.50%, 10/15/02................    1,650,661
       2,000  12.00%, 5/15/06.................    1,835,890

             First Australian National
              Mortgage
              Acceptance Corporation,
              Series 22,
  A$   2,597  11.40%, 12/15/01................    1,970,604
                                               ------------
             Total Australian corporate bonds
              (cost US$5,409,297).............    5,457,155
                                               ------------
             EUROBONDS - 6.1%
             FINANCIAL SERVICES - 3.5%
             Credit Local de France,
       2,000  10.50%, 1/06/99.................    1,414,281
             Export Finance & Insurance
              Corporation,
       1,750  11.00%, 12/29/04................    1,484,995
             Ing Mercantile Mutual Bank Ltd.,
         500  7.125%, 3/13/02.................      351,030
             State Bank of New South Wales,
       1,000  10.50%, 4/30/99.................      717,303
             Toyota Motor Credit Corporation,
       2,000  10.75%, 3/06/98.................    1,360,573
                                               ------------
                                                  5,328,182
                                               ------------
             SEMI-GOVERNMENT - 0.8%
             South Australia Finance
              Authority,
         500  12.50%, 5/08/01.................      402,689
             Treasury Corporation of
              Victoria,
       1,000  9.00%, 6/27/05..................      784,206
                                               ------------
                                                  1,186,895
                                               ------------
             SERVICES - 0.7%
             State Electricity Commission of
              Victoria,
         972  9.25%, 7/27/99..................      693,103
         535  10.50%, 5/27/03.................      431,330
                                               ------------
                                                  1,124,433
                                               ------------
             SUPRANATIONAL - 1.1%
             Eurofima,
       2,000  9.875%, 1/17/07.................    1,678,506
                                               ------------
             Total Australian eurobonds
              (cost US$9,800,826).............    9,318,016
                                               ------------
             Total Australian long-term
              investments
              (cost US$39,066,329)............   37,598,913
                                               ------------

--------------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
--------------------------------------------------------------

             CANADA - 27.9%
             GOVERNMENT, PROVINCIAL AND MUNICIPAL
             BONDS - 18.4%
             CANADA - 14.1%
             Canadian Government,
  C$   3,000  7.50%, 3/01/01..................    2,183,386
       5,000  8.50%, 4/01/02..................    3,831,258
       5,000  7.25%, 6/01/03..................    3,729,985
       2,500  7.25%, 6/01/07..................    1,938,723
       8,000  10.25%, 3/15/14.................    8,130,833
       2,000  9.00%, 6/01/25..................    1,979,061
                                               ------------
                                                 21,793,246
                                               ------------
             ALBERTA - 1.6%
             City of Edmonton,
       1,000  9.625%, 2/13/12.................      922,745
             Province of Alberta,
       2,000  10.25%, 8/22/01.................    1,585,466
                                               ------------
                                                  2,508,211
                                               ------------
             BRITISH COLUMBIA - 1.1%
             Province of British Columbia,
       1,000  10.15%, 8/29/01.................      789,312
       1,000  9.50%, 1/09/12..................      921,514
                                               ------------
                                                  1,710,826
                                               ------------
             ONTARIO - 1.6%
             Province of Ontario,
       1,000  8.75%, 4/22/03..................      785,959
       2,000  7.50%, 2/07/24..................    1,608,047
                                               ------------
                                                  2,394,006
                                               ------------
             Total Canadian government,
              provincial and municipal bonds
              (cost US$28,334,623)............   28,406,289
                                               ------------
             CORPORATE BONDS - 1.7%
             DIVERSIFIED INDUSTRIALS - 0.7%
             Bell Telephone Company of Canada,
         500  10.50%, 7/15/09.................      406,083
             Imperial Oil Ltd.,
       1,000  9.875%, 12/15/99................      737,375
                                               ------------
                                                  1,143,458
                                               ------------

             FINANCIAL SERVICES - 1.0%
             Bank of Nova Scotia,
  C$   1,000  10.35%, 7/19/01.................      785,753
             National Bank of Canada,
         500  10.875%, 6/01/98................      346,449
             Toronto Dominion Centre,
         500  10.70%, 5/12/98.................      345,525
                                               ------------
                                                  1,477,727
                                               ------------
             Total Canadian corporate bonds
              (cost US$3,103,827).............    2,621,185
                                               ------------
             EUROBONDS - 7.8%
             DIVERSIFIED INDUSTRIALS - 0.3%
             Procter & Gamble Company,
         500  10.875%, 8/15/01................      399,018
                                               ------------
             FINANCIAL SERVICES - 2.3%
             Credit Local de France,
       1,000  6.75%, 3/21/06..................      724,476
             General Electric Capital
              Corporation,
       1,000  10.125%, 4/29/98................      692,829
             Inter national Bank for
              Reconstruction
              and Development,
       2,000  10.125%, 7/20/99................    1,467,853
             Rabobank Nederland N.V.,
       1,000  9.00%, 12/22/00.................      748,426
                                               ------------
                                                  3,633,584
                                               ------------
             NATURAL RESOURCES - 1.8%
             Ontario Hydro,
       1,000  9.00%, 6/24/02..................      783,495
         500  8.50%, 5/26/25..................      450,595
             Quebec Hydro,
       1,500  7.00%, 6/01/04..................    1,103,394
             Tokyo Electric Power Company,
         500  10.50%, 6/14/01.................      393,458
                                               ------------
                                                  2,730,942
                                               ------------
             PROVINCIAL AND MUNICIPAL - 0.8%
             City of Montreal,
       1,000  6.375%, 2/15/01.................      700,527
             Metropolitan Municipality of
              Toronto,
         750  9.625%, 5/14/02.................      591,471
                                               ------------
                                                  1,291,998
                                               ------------

--------------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
--------------------------------------------------------------

             SUPRANATIONAL - 2.6%
             Bayerische Vereinsbank AG,
   C$    500  7.125%, 7/29/99.................      351,119
             Canada (Cayman),
         750  7.25%, 6/01/08..................      565,810
             Kingdom of Sweden,
       3,250  7.00%, 12/01/08.................    2,432,385
             Republic of Finland,
       1,000  9.00%, 12/31/98.................      708,499
                                               ------------
                                                  4,057,813
                                               ------------
             Total Canadian eurobonds
              (cost US$12,394,912)............   12,113,355
                                               ------------
             Total Canadian long-term
              investments
              (cost US$43,833,362)............   43,140,829
                                               ------------
             NEW ZEALAND - 8.6%
             GOVERNMENT BONDS - 5.4%
             Government of New Zealand,
  NZ$  1,000  8.00%, 2/15/01..................      593,358
       2,500  10.00%, 3/15/02.................    1,601,079
       5,000  8.00%, 4/15/04..................    3,060,222
       5,000  8.00%, 11/15/06.................    3,135,443
                                               ------------
             Total New Zealand government
              bonds
              (cost US$9,336,071).............    8,390,102
                                               ------------
             CORPORATE BONDS - 0.9%
             DIVERSIFIED INDUSTRIALS - 0.7%
             Electricity Corporation of
              New Zealand Ltd.,
       1,750  10.00%, 10/15/01................    1,077,343
                                               ------------
             FINANCIAL SERVICES - 0.2%
             Transpower Finance Ltd.,
         500  8.00%, 6/15/05..................      295,395
                                               ------------
             Total New Zealand corporate bonds
              (cost US$1,493,949).............    1,372,738
                                               ------------
             EUROBONDS - 2.3%
             FINANCIAL SERVICES - 2.3%
             International Bank for
              Reconstruction
              and Development,
       2,000  9.00%, 7/08/99..................    1,166,356
       1,000  7.00%, 9/18/00..................      571,755

             Primary Industry Bank of
              Australia Limited,
  NZ$  1,000  8.25%, 3/27/00..................      581,927
             Societe Generale New Zealand,
       2,000  9.00%, 5/29/98..................    1,160,947
                                               ------------
             Total New Zealand eurobonds
              (cost US$4,095,707).............    3,480,985
                                               ------------
             Total New Zealand long-term
              investments
              (cost US$14,925,727)............   13,243,825
                                               ------------
             UNITED KINGDOM - 33.2%
             GOVERNMENT BONDS - 18.2%
             United Kingdom Treasury,
       1,000  8.00%, 12/07/00.................    1,706,224
       1,000  8.00%, 6/10/03..................    1,772,104
       3,500  6.75%, 11/26/04.................    5,934,101
       2,000  7.50%, 12/07/06.................    3,590,094
       4,000  8.50%, 7/16/07..................    7,668,267
       3,700  8.00%, 12/07/15.................    7,339,750
                                               ------------
             Total United Kingdom government
              bonds
              (cost US$25,614,560)............   28,010,540
                                               ------------
             EUROBONDS - 15.0%
             DIVERSIFIED INDUSTRIALS - 3.8%
             Allied Domecq PLC,
       1,000  10.625%, 2/25/99................    1,693,920
             British Airways PLC,
         500  10.00%, 3/02/98.................      821,325
             British Gas PLC,
       1,400  8.875%, 7/08/08.................    2,629,882
             Rolls-Royce PLC,
         500  11.625%, 7/30/98................      833,630
                                               ------------
                                                  5,978,757
                                               ------------
             FINANCIAL SERVICES - 7.2%
             Abbey National Treasury
              Services PLC,
       1,250  8.00%, 4/02/03..................    2,153,288
             Barclays Bank PLC,
       1,000  9.875%, 5/29/49.................    1,960,517
             Halifax Building Society,
       1,500  11.00%, 1/17/14.................    3,359,129

--------------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
--------------------------------------------------------------

             Lloyds Bank PLC,
       1,000  7.375%, 3/11/04.................    1,685,716
             Prudential Finance B.V.,
       1,000  9.375%, 6/04/07.................    1,931,806
                                               ------------
                                                 11,090,456
                                               ------------
             NATURAL RESOURCES - 1.2%
             Thames Water Utilities
              Finance PLC,
       1,000  10.50%, 11/21/01................    1,825,168
                                               ------------
             SUPRANATIONAL - 2.8%
             Republic of Finland,
       1,000  8.00%, 4/07/03..................    1,728,782
       1,250  10.125%, 6/22/08................    2,599,326
                                               ------------
                                                  4,328,108
                                               ------------
             Total United Kingdom eurobonds
              (cost US$20,469,695)............   23,222,489
                                               ------------
             Total United Kingdom long-term
              investments
              (cost US$46,084,255)............   51,233,029
                                               ------------
             Total long-term investments
              (cost US$143,909,673)...........  145,216,596
                                               ------------
             SHORT-TERM INVESTMENTS - 6.2%
             AUSTRALIA - 0.7%
             Banque National de Paris Fixed
              Deposit,
  A$   1,649  4.60%, 2/02/09
              (cost US$1,117,289).............    1,117,289
                                               ------------

             CANADA - 1.9%
             State Street Bank Time Deposit,
  C$   2,173  4.00%, 2/02/98                      1,487,107
       2,175  4.25%, 2/09/98                      1,488,263
                                               ------------
             Total Canadian short-term
              investments
              (cost US$2,983,144).............    2,975,370
                                               ------------
             NEW ZEALAND - 0.7%
             Bankers Trust New Zealand
              Limited Call Account,
  NZ$  1,843  8.15%, 2/02/98
              (cost US$1,169,519).............    1,071,394
                                               ------------
             UNITED KINGDOM - 2.5%
             State Street Bank Fixed Deposit,
       1,164  7.0625%, 2/02/98                    1,909,664
       1,166  7.125%, 2/09/98.................    1,912,250
                                               ------------
             Total United Kingdom
              short-term investments
              (cost US$3,838,442).............    3,821,914
                                               ------------
             UNITED STATES - 0.4%
   US$   625 Repurchase Agreement, State
              Street Bank and Trust
              Company, 5.40% dated
              1/30/98, due 2/02/98 in the
              amount of $625,281
              (cost $625,000;
              collateralized by $635,000
              U.S. Treasury Notes, 6.00%
              due 5/31/98; value
              $646,265).......................      625,000
                                               ------------
             Total short-term investments
              (cost US$9,733,394).............    9,610,967
                                               ------------
             TOTAL INVESTMENTS - 100.3%
              (cost US$153,643,067)...........  154,827,563
             Liabilities in excess of other
              assets - (0.3%).................    (540,410)
                                               ------------
             TOTAL NET ASSETS - 100.0%........ $154,287,153
                                               ------------
                                               ------------

--------------------------------------------------------------------------------

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

OFFICERS
Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher,
Assistant Vice President and
Chief Investment Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands

INVESTMENT ADVISER
EquitiLink Australia Limited                       THE FIRST
Level 3, 190 George Street                         COMMONWEALTH
Sydney, NSW 2000, Australia                        FUND, INC.
                                                   -----------------------------
CONSULTANT
Wood Gundy, Inc.                                   QUARTERLY REPORT
BCE Place, P.O. Box 500                            JANUARY 31, 1998
Toronto, Ontario, MSJ 258
Canada
                                                       HIGHLIGHTS OF THIS
ADMINISTRATOR                                               REPORT
Princeton Administrators, L.P.                      O 8.0% CASH DISTRIBUTION
Box 9095                                              RATE FOR THE YEAR TO
Princeton, New Jersey 08543-9095                      JANUARY 31, 1998.
                                                    O 13.0% TOTAL RETURN
CUSTODIAN AND TRANSFER AGENT                          BASED ON SHARE PRICE
State Street Bank and Trust Company                   FOR THE YEAR TO
P.O. Box 8200                                         JANUARY 31, 1998.*
Boston, Massachusetts 02266                         O 8.7% NAV RETURN PER
                                                      ANNUM, SINCE
AUCTION AGENT                                         INCEPTION.*
Chase Manhattan Bank, N.A.                          * ASSUMING REINVESTMENT
55 Water Street                                       OF DISTRIBUTIONS
New York, New York 10041


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman Elliot
L40 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia

The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

   For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217

  This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600